UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 14, 2017

Naked Brand Group Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-37662	99-0369814
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

10th Floor – 95 Madison Avenue, New York, NY 10016

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 212.851.8050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On March 14, 2017, at 4:30 pm PDT, Naked Brand Group, Inc. (“Naked”) and Bendon Limited (“Bendon”) will be giving a joint investor presentation at the 29th Annual ROTH Conference, the official conference of ROTH Capital Partners, LLC.

The investor presentation is being furnished herein and the audio portion of the investor presentation is also available and will be webcast live over the internet and can be accessed under the Investor Relations section at http://www.nakedbrands.com. An online archive will be available for a period of 90 days following the investor presentation.

Additional Information and Where to Find It

The investor presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The investor presentation does not constitute the solicitation of any vote or approval. On March 9, 2017, Naked entered into Amendment No. 2 to the Letter of Intent, dated December 19, 2016, as amended February 10, 2017, entered into by Naked and Bendon in connection with a proposed business combination (the “Business Combination”). As contemplated by the amend Letter of Intent, Naked will now merge with and into a subsidiary of a newly formed Australian holding company (“NewCo”) which will be the ultimate parent company of Bendon and Naked. The proposed Business Combination will be submitted to the stockholders of Naked for their consideration. In connection therewith, the NewCo, Bendon and Naked intend to file relevant materials with the Securities and Exchange Commission (“SEC”), including a Registration Statement on Form F-4 to be filed by NewCo that will include a proxy statement of Naked that also constitutes a prospectus of NewCo and a definitive proxy statement/prospectus (when they become available) will be sent to Naked stockholders. Such documents are not currently available. Before making any voting or investment decision with respect to the Business Combination, investors and security holders of Naked are urged to read the definitive proxy statement/prospectus and the other relevant materials filed or to be filed with the SEC carefully and in their entirety when they become available because they will contain important information about NewCo, Naked, Bendon and the proposed Business Combination. The definitive proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by NewCo or Naked with the SEC, may be obtained free of charge at the SEC web site at www.sec.gov. In addition, investors and security holders of Naked may obtain free copies of the documents filed with the SEC by Naked by directing a written request to: Naked Brand Group Inc., 95 Madison Avenue, 10th Floor, New York, New York 10016, Attention: Investor Relations.

Participants in the Solicitation

Naked and its directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Naked in connection with the proposed Business Combination. Information regarding the participants in the proxy solicitation of the stockholders of Naked and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement/prospectus regarding the proposed Business Combination and other relevant materials to be filed with the SEC by Naked when they become available. Additional information regarding the directors and executive officers of Naked is also included in Naked’s Annual Report on Form 10-K for the year ended January 31, 2016 and the proxy statement for Naked’s 2016 Annual Meeting of Stockholders. These documents are available free of charge at the SEC’s web site (www.sec.gov) and from Investor Relations at Naked at the address described above.

Note About Financial Information

Certain of Bendon’s financial information contained in the investor presentation is unaudited and/or was prepared by Bendon as a private company and do not necessarily conform to Regulation S-X. Additionally, certain financial projections of Bendon contained in the investor presentation, such as those relating to revenue and gross margins on net sales, are forward-looking statements (see note below on forward-looking statements) that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Bendon’s control. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in this investor presentation. The inclusion of the projections in this investor presentation should not be regarded as an indication that Bendon or its representatives considered or consider the projections to be a reliable prediction of future events, and reliance should not be placed on the projections.

Bendon has not warranted the accuracy, reliability, appropriateness or completeness of the projections to anyone, including to Naked. Neither Bendon’s management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of Bendon compared to the information contained in the projections, and none of them intends to or undertakes any obligation to update or otherwise revise the projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the projections are shown to be in error. Accordingly, they should not be looked upon as “guidance” of any sort.

Forward-Looking Statements

Certain statements either contained in or incorporated by reference into the investor presentation, other than purely historical information, including estimates, projections and statements relating to Naked’s or Bendon’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in or incorporated by reference into this Current Report regarding strategy, future operations, future transactions, future financial position, future revenue, projected expenses, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements; the structure, timing and completion of the proposed Business Combination; , the transactions contemplated thereby or any other actions to be taken in connection therewith; Naked’s continued listing on the NASDAQ Capital Market until closing of the proposed Business Combination; NewCo’s antcipated listing on the NASDAQ Capital Market in connection with the closing of the proposed Business Combination; expectations regarding the capitalization, resources and ownership structure of the combined company; the adequacy of the combined company’s capital to support its future operations; Naked’s and Bendon’s plans, objectives, expectations and intentions; the nature, strategy and focus of the combined company; the executive and board structure of the combined company; and expectations regarding voting by Naked’s stockholders. Naked and/or Bendon may not actually achieve the plans, carry out the intentions or meet the expectations disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with stockholder approval of and the ability to consummate the proposed Business Combination through the process being conducted by Naked, NewCo and Bendon, the ability of Naked, NewCo and Bendon to enter into a definitive agreement and consummate such transaction, the risk that one or more of the conditions to closing of the Business Combination may not be satisfied, including, without limitation, the effectiveness of the registration statement to be filed with the SEC or the listing of NewCo’s ordinary shares on the NASDAQ Capital Market, the lack of a public market for ordinary shares of NewCo and the possibility that a market for such shares may not develop, the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources of the combined company to meet its business objectives and operational requirements, the ability to realize the expected synergies or savings from the proposed Business Combination in the amounts or in the timeframe anticipated, the risk that competing offers or acquisition proposals will be made, the ability to integrate Naked’s and Bendon’s businesses in a timely and cost-efficient manner, the inherent uncertainty associated with financial projections, and the potential impact of the announcement or closing of the proposed Business Combination on customer, supplier, employee and other relationships. Naked disclaims any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation, dated March 14, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAKED BRAND GROUP INC.

By: /s/ Carole Hochman
Carole Hochman
Chief Executive Officer

Date: March 14, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Investor Presentation, dated March 14, 2017.